UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2024, Tandem Diabetes Care, Inc., a Delaware corporation (the “Company”) and Dexcom, Inc., a Delaware corporation (“Dexcom”) entered into an Amended and Restated Development Agreement to the Original Development Agreement, dated as of November 20, 2020, between the Company and Dexcom, under which the integration of the Company’s insulin pumps with Dexcom’s Continuous Glucose Monitoring (“CGM”) devices are addressed. The Amended and Restated Development Agreement incorporates the integration of the Company’s Sigi insulin pump with Dexcom’s G7 CGM device, extends the term for a period of five years, and amends certain definitions and terms and conditions related to devices and development generally.

On May 22, 2024, the Company and Dexcom also entered into an Amended and Restated Commercialization Agreement to the Original Commercialization Agreement, dated as of November 20, 2020, between the Company and Dexcom, under which the commercialization of the integrated solutions developed under the Amended and Restated Development Agreement are addressed. The Amended and Restated Commercialization Agreement incorporates the commercialization of the Company’s Sigi insulin pump with Dexcom’s G7 CGM device, extends the term for a period of five years, and amends certain definitions and terms and conditions related to devices and commercialization generally.

The Company intends to file both the Amended and Restated Development Agreement and the Amended and Restated Commercialization Agreement as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Executive Vice President, Chief Legal, Privacy & Compliance Officer and Secretary
Date: June 18, 2024
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